                     OPPENHEIMER CONCENTRATED GROWTH FUND
                   Supplement dated January 2, 2003 to the
Statement of Additional Information dated February 28, 2002, revised June 18,
                                     2002

The Statement of Additional Information is changed as follows:

1.   The supplement dated January 1, 2003 is hereby withdrawn.

2.   Effective  December 31, 2002,  Mr. Leon Levy resigned as a Trustee of the
     Fund and Mr.  Clayton  Yeutter  was  elected  as  Chairman  of the Board, effective  January  1,  2003.  Therefore,  the  Statement  of  Additional
     Information  is revised by deleting the biography for Mr. Levy on page 22 and by adding the  following  to Mr.  Yeutter's  biography:  "Chairman of the Board of Trustees."

3.   In the  Trustee  compensation  table on page 27, the title of  "Chairman"
     after Mr.  Levy's  name is deleted and the title of  "Chairman"  is added after Mr.  Yeutter's name. In addition,  the following  footnote is added following Mr. Levy's name and following Mr. Yeutter's name:

        6Effective  January 1, 2003,  Clayton Yeutter became Chairman of the  Board  of  Trustees  of the  Board I Funds  upon the retirement of Leon Levy.

4.   Transfer  Agent Fee Limit.  Effective  November 1, 2002,  the limit on transfer  agent fees for Class Y shares  increased from 0.25% to 0.35%
     of average daily net assets per fiscal year.

5. The section titled "Independent Trustees" on page 22 is revised by adding the following:

   --------------------------------------------------------
   Joel W.       Director (January
   Motley,       2002-present), Columbia Equity
   Trustee       Financial Corp. (privately-held
   since 2002    financial adviser); Managing
   Age: 50       Director (January
                 2002-present), Carmona Motley,   $01  $01
                 Inc. (privately-held financial
                 adviser); Formerly he held the
                 following positions: Managing
                 Director (January 1998-December
                 2001), Carmona Motley Hoffman
                 Inc. (privately-held financial
                 adviser); Managing Director
                 (January 1992-December 1997),
                 Carmona Motley & Co.
                 (privately-held financial
                 adviser). Oversees 31
                 portfolios in the
                 OppenheimerFunds complex.
   --------------------------------------------------------
  1. Mr.  Motley  was  elected  as a Trustee  to the Board I Funds,  effective
  October 10, 2002.

6. The section titled "Distribution and Service Plans - Class A Service Plan"
on page 29 is revised by adding the following to the end of the first paragraph:

     With respect to  purchases  of Class A shares  subject to a contingent deferred sales charge by certain  retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered  retirement  accounts"),
     the  Distributor   currently   intends  to  pay  the  service  fee  to
     Recipients  in  advance  for the  first  year  after  the  shares  are
     purchased.   After  the  first  year  shares  are   outstanding,   the
     Distributor  makes  service fee  payments to  Recipients  quarterly on those shares.  The advance  payment is based on the net asset value of shares  sold.  Shares  purchased  by  exchange  do not qualify for the
     advance  service  fee  payment.   If  Class  A  shares   purchased  by
     grandfathered  retirement  accounts are redeemed during the first year after their  purchase,  the  Recipient  of the  service  fees on those shares will be obligated to repay the  Distributor  a pro rata portion of the advance payment of the service fee made on those shares.

7. The section titled  "Additional  Information About the Fund-The  Custodian"
on page 62 is deleted and replaced with the following:

     The Custodian.  Citibank,  N.A. is the Custodian of the Fund's assets.
     The Custodian's  responsibilities include safeguarding and controlling the Fund's  portfolio  securities  and  handling  the delivery of such securities  to and from the Fund.  It is the  practice  of the Fund to deal  with the  Custodian  in a  manner  uninfluenced  by any  banking
     relationship   the  Custodian  may  have  with  the  Manager  and  its
     affiliates.  The Fund's cash  balances with the custodian in excess of
     $100,000  are  not  protected  by  federal  deposit  insurance.  Those uninsured balances at times may be substantial.

8.   The Custodian Bank name and address on the back cover should be deleted and replaced with the following:

      Citibank, N.A
      111 Wall Street
      New York, New York  10005

January 2, 2003                           715PX008